UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2020

Graco Inc.
(Exact name of registrant as specified in charter)

Minnesota	001-09249	41-0285640
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 – 11th Avenue Northeast
Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

(612) 623-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020, Graco Inc. (the “Company”) announced the following change to its principal accounting officer designation effective August 1, 2020.

Kathryn L. Schoenrock, 43, will become Executive Vice President, Corporate Controller, and will serve as the Company’s principal accounting officer. Ms. Schoenrock joined the Company in 2012 and has served as Director of Corporate Finance since December 2018. She served as Director of Financial Reporting from August 2012 to December 2018, working closely with the Company’s corporate reporting, operational accounting and global finance teams. Prior to joining the Company, Ms. Schoenrock served as a Senior Manager in the audit practice of Deloitte & Touche LLP from 2008 to 2012, and held various positions in the audit practice of Deloitte & Touche LLP from 2002 to 2008 and in the audit practice of Arthur Andersen LLP from 2000 to 2002. Ms. Schoenrock is a certified public accountant and holds a Bachelor of Business Administration in Accounting and a Master of Professional Accountancy from the University of South Dakota. In connection with Ms. Schoenrock’s appointment, she will be offered the Company’s standard form of Key Employee Agreement.

Caroline M. Chambers will become President, EMEA, and Executive Vice President, Information Systems. Ms. Chambers joined the Company in 1992 and has served as Executive Vice President, Corporate Controller and Information Systems since 2018, and has served as the Company’s principal accounting officer since September 2007. Ms. Chambers will cease performing the duties of principal accounting officer for the Company in connection with her new assignment.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits

        99.1  Press Release dated July 29, 2020.

        104  Cover Page Interactive Data File (included within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRACO INC.

Date:	July 29, 2020	By:	/s/ Karen Park Gallivan
Karen Park Gallivan
Its: Executive Vice President, General Counsel and Corporate Secretary